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                                                                    EXHIBIT 99.2

                            STOCK PURCHASE AGREEMENT

        This Stock Purchase Agreement (this "Agreement") is effective as of November 1, 2001, by and between Micro General Corporation, a Delaware corporation ("Micro General") and MGEN Tech Fund I, L.P., a California limited partnership ("Tech Fund").

                                 R E C I T A L S

        A. Tech Fund is a stockholder of record and the beneficial owner of 1,000,000 shares of Common Stock, par value $.001, of RealEC Technologies, Inc., a Delaware Corporation (the "RealEC Shares").

        B. Micro General desires to purchase the RealEC Shares from Tech Fund for a purchase price of 123,114 shares of Micro General Common Stock, par value
 .001 per share (the "Micro General Shares").

        C. Micro General and Tech Fund are entering into this Agreement to effectuate such exchange of the RealEC Shares and Micro General Shares.


                                A G R E E M E N T

        1. EXCHANGE OF SHARES. Tech Fund hereby sells, assigns and transfers to Micro General, and Micro General hereby purchases from Tech Fund, all right, title and interest in and to the RealEC Shares, subject to the terms and conditions set forth herein. In exchange for the RealEC Shares, Micro General hereby issues to Tech Fund the Micro General Shares.

        2. INVESTMENT REPRESENTATIONS OF TECH FUND. Tech Fund acknowledges that it is aware that the Micro General Shares to be received by it pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the "Act"). In connection therewith, Tech Fund warrants and represents to Micro General as follows:

               (a) Tech Fund is receiving the Micro General Shares solely for Tech Fund's own account for investment and not with a view to or for sale or distribution of the Micro General Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Micro General Shares or any portion thereof. Tech Fund also represents that the entire legal and beneficial interest of the Micro General Shares is being transferred for, and will be held for the account of, Tech Fund only and neither in whole nor in part for any other person. Tech Fund is receiving the Micro General Shares in a private transaction and not pursuant to a distribution or through a general solicitation or advertisement.

               (b) Tech Fund is an "accredited investor" for purposes of Regulation D promulgated by the Securities and Exchange Commission under the Act.

               (c) Tech Fund hereby acknowledges that:

                      (i) the Micro General Shares have not been registered under the Act, and such Micro General Shares must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available; and


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                      (ii) the share certificate representing the Micro General
Shares will be stamped with the legends restricting transfer specified in this Agreement.

               (d) Tech Fund understands that the Micro General Shares are restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least one (1) year from the date of issuance of the Micro General Shares to Tech Fund, and even then will not be available unless (i) a public trading market then exists for the Micro General Shares, (ii) adequate current public information concerning Micro General is then available to the public,
(iii) Tech Fund has been the beneficial owner and Tech Fund has paid the full purchase price for the Micro General Shares at least one (1) year prior to the sale, and (iv) other terms and conditions of Rule 144 are complied with; and that any sale of the Micro General Shares may be made by it only in limited amounts in accordance with such terms and conditions, as amended from time to time.

               (e) Without in any way limiting any of the other provisions of this Agreement or its representations set forth above, Tech Fund further agrees that Tech Fund shall in no event make any disposition of all or any portion of the Micro General Shares which Tech Fund is purchasing unless and until:

                      (i) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                      (ii) (A) Tech Fund shall have notified Micro General of the proposed disposition and shall have complied with any applicable restrictions in Micro General's Certificate of Incorporation, as amended, or Bylaws, or any agreement restricting the transfer of the Micro General Shares,
(B) at Micro General's request, Tech Fund shall have furnished Micro General with an opinion of counsel to the effect that such disposition will not require registration of such shares under the Act, and (C) such opinion of counsel (if requested) shall have been concurred with by counsel for Micro General and Micro General shall have advised Tech Fund of such concurrence.

        3. ADDITIONAL REPRESENTATIONS AND WARRANTIES OF TECH FUND. Tech Fund represents and warrants to Micro General that:

               (a) AUTHORIZATION. Tech Fund has full power and authority to enter into this Agreement, and this Agreement has been duly authorized by all requisite action of Tech Fund and will not result in a breach, acceleration or violation of any agreement to which Tech Fund is a party or is bound. This Agreement, when executed and delivered, will constitute valid and legally binding obligations of Tech Fund, enforceable against Tech Fund in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. Tech Fund has received all consents, approvals, orders, waivers and authorizations, and has provided all notices, which are necessary in connection with the valid execution and delivery of this Agreement and the transfer of the RealEC Shares hereunder.

               (b) TITLE. The RealEC Shares were validly issued and are fully paid and nonassessable. Tech Fund is the sole owner, beneficially and of record, of the RealEC Shares, free and clear of all claims, liens, encumbrances, security interests, pledges, options, charges, restrictions,


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rights of first refusal, preemptive rights and defects in title of any nature whatsoever ("Encumbrances"), other than restrictions imposed by federal and applicable state securities laws which do not constitute an impediment to the purchase and sale described in this Agreement or that have been disclosed to Micro General and waived prior to the date of this Agreement, and hereby transfers the same to Micro General. There is no action, suit, claim, investigation or proceeding, whether at law or in equity, against Tech Fund or claim or counter-claim initiated by Tech Fund, that is pending, or to Tech Fund's knowledge, threatened, that could reasonably be expected to affect adversely Tech Fund's ownership and transfer of the RealEC Shares free and clear of Encumbrances, or to otherwise perform any of its obligations hereunder.

               (c) COMMITMENT. Tech Fund has not granted or sold, and is not a party to any agreement, commitment or understanding, written or oral, providing for the grant or sale of, options or other rights to purchase, and it is not, obligated to sell or otherwise transfer, any of the RealEC Shares to any person or entity except to Micro General. Tech Fund is not a party to any voting trust, proxy or other voting agreement or understanding with respect to the voting of the RealEC Shares.

        4. REPRESENTATIONS AND WARRANTIES OF MICRO GENERAL. Micro General hereby represents and warrants to Tech Fund as follows:

               (a) ORGANIZATION AND STANDING. Micro General is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has full power and authority to own and operate its properties and assets and to carry on its business as presently conducted.

               (b) AUTHORIZATION. Micro General has full power and authority to enter into this Agreement, and this Agreement has been duly authorized by all requisite action of Micro General and will not result in a breach, acceleration or violation of any agreement to which Micro General is a party or is bound. This Agreement, when executed and delivered, will constitute valid and legally binding obligations of Micro General, enforceable against Micro General in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. Micro General has received all consents, approvals, orders, waivers and authorizations, and has provided all notices, which are necessary in connection with the valid execution and delivery of this Agreement and the issuance of the Micro General Shares hereunder.

               (c) VALID ISSUANCE OF STOCK. The Micro General Shares have been duly and validly authorized and, when issued and paid for in accordance with the terms hereof, will be validly issued and nonassessable securities of Micro General.

        5. MISCELLANEOUS.

               (a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties pertaining to its subject matter and supersedes all contemporaneous written or oral agreements and understandings of the parties, either express or implied. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.


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               (b) NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three (3) days after deposit in the United States Post Office, by certified mail with postage and fees prepaid, addressed to the other party at the address hereinafter shown below his or its signature or at such other address as such party may designate by ten days' advance written notice to the other party.

               (c) ASSIGNMENT. No party may transfer or assign its benefits or rights or delegate its duties or obligations under this Agreement without the prior written consent of the other party.

               (d) GOVERNING LAW, VENUE AND JURISDICTION. This Agreement shall be construed in accordance with the laws of the State of Delaware without reference to choice of law principles, as to all matters, including, but not limited to, matters of validity, construction, effect or performance.

               (e) COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

               (f) SEVERABILITY. In the event any court, administrative agency or other governmental entity with appropriate jurisdiction and authority determines that any term or part of this Agreement is invalid or unenforceable, the remainder of this Agreement shall remain in full force and effect.

               (g) AMENDMENT. This Agreement may be amended only by an instrument in writing executed by the parties hereto.

               (h) WAIVER. All waivers hereunder must be made in writing, and failure of any party at any time to require another party's performance of any obligation under this Agreement shall not affect, limit or waive a party's right at any time to require strict performance of that obligation thereafter. Any waiver of any breach of any provision of this Agreement shall not be construed in any way as a waiver of any continuing or succeeding breach of such provision or waiver or modification of the provision.

               (i) ARBITRATION. Any disputes arising between the parties relating to, arising out of or in any way connected with this Agreement or any term or condition hereof, or the performance by either party of its obligations hereunder, whether before or after termination of this Agreement shall be finally resolved by binding arbitration. Whenever a party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other party. Any arbitration hereunder shall be conducted under the Commercial Arbitration Rules of the American Arbitration Association. Each such arbitration shall be conducted by a panel of one or three arbitrators appointed in accordance with such Rules. Any such arbitration shall be held in Orange County, California, USA. The arbitrators shall have the authority to grant specific performance, and to allocate between the parties the costs of arbitration in such equitable manner as they determine. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be.

               (j) ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement the prevailing party shall be entitled to reasonable attorneys' fees, costs, and disbursements in addition to any other relief to which such party may be entitled.


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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

4050 Calle Real, Suite 220             MICRO GENERAL CORPORATION
Santa Barbara, CA  93110

                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------


4050 Calle Real, Suite 220             MGEN TECH FUND I, L.P.
Santa Barbara, CA  93110

                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------


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